UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of principal executive offices)	(Zip Code)

(773) 304-5050

(Registrant’s telephone number, including area code)

Lawson Products, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.00 par value	LAWS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 5, 2022, Distribution Solutions Group, Inc., a Delaware corporation formerly known as Lawson Products, Inc. (the “Company”), changed its corporate name from “Lawson Products, Inc.” to “Distribution Solutions Group, Inc.” pursuant to a Certificate of Amendment to the Amended and Restated Certificate of Incorporation (the “Charter Amendment”) filed with the Delaware Secretary of State, which became effective on May 5, 2022 (the “Name Change”). Pursuant to Delaware law, the Company’s Board of Directors (the “Board”) approved the Name Change, and a separate stockholder vote was not necessary to effectuate the Name Change. The Name Change does not affect the rights of the Company’s stockholders. The Charter Amendment did not make any changes to the Company’s certificate of incorporation other than the Name Change.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s by-laws (as amended and restated, the “Amended and Restated By-Laws”) to reflect the Name Change and to reflect the filing of the Charter Amendment. No other changes were made to the Company’s by-laws. The Amended and Restated By-Laws became effective on May 5, 2022.

The foregoing descriptions are only a summary of the Charter Amendment and the Amended and Restated By-Laws, and are qualified in their entirety by reference to the full text of the Charter Amendment and the Amended and Restated By-Laws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are hereby incorporated herein by reference.

Item 8.01	Other Events.

The Company intends that shares of its common stock, par value $1.00 per share, will cease trading under the ticker symbol “LAWS” and begin trading under a new ticker symbol, “DSGR”, on the Nasdaq Global Select Market, commencing on May 9, 2022.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Lawson Products, Inc. (now known as Distribution Solutions Group, Inc.) effective as of May 5, 2022.

3.2	Amended and Restated By-Laws of Distribution Solutions Group, Inc. effective as of May 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.
(Registrant)

Date: May 5, 2022	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer